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                                                                    Exhibit 23.2


                              CONSENT OF KPMG LLP






The Board of Directors
Wintrust Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Registration Statement (No. 333-37520) on Form S-3 of Wintrust Financial Corporation and Wintrust Capital Trust II.



                                 /s/ KPMG LLP


Chicago, Illinois
May 24, 2000